As of September 30, 1999


Protection One Alarm Monitoring, Inc.
818 South Kansas Avenue
P.O. Box 889
Topeka, Kansas 66601

Re:    Request for Waiver

Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of December 21, 1998, executed by Protection One Alarm Monitoring, Inc., a Delaware corporation ("Borrower"), NationsBank, N.A. (now known as Bank of America, N.A.), as Administrative Agent ("Administrative Agent"), the Syndication Agent defined therein, the Documentation Agent defined therein, and the Lenders defined therein (as modified, amended, renewed, extended, and restated from time to time, the "Credit Agreement"). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

Borrower has notified Administrative Agent that, as of September 30, 1999, Borrower may not be in compliance with the Leverage Ratio set forth in Section 10.13(a) of the Credit Agreement and the Interest Coverage Ratio set forth in
Section 10.13(b) of the Credit Agreement (the "Covenant Violations").

By execution of this letter in the space provided below, each Lender executing this letter (collectively, "Consenting Lenders"), subject to the terms and conditions of this letter, hereby waives the existence of the Covenant Violations and any Default created thereby until 5:00 p.m. (Dallas, Texas time) on November 1, 1999.

As a condition precedent to each Consenting Lender's execution of this letter, Borrower hereby notifies Administrative Agent that, pursuant to Section 2.3 of the Credit Agreement, Borrower elects to partially terminate the Total Commitment in an amount equal to $250,000,000 and, after giving effect to such partial termination, the Total Commitment shall equal $250,000,000. Borrower and Consenting Lenders agree that such partial termination of the Total Commitment shall be effective as of the date hereof (notwithstanding the notice requirements set forth in Section 2.3 of the Credit Agreement.

As a material inducement to the Credit Parties to execute this letter, Borrower hereby represents and warrants to the Credit Parties that, after giving effect to this letter and the waiver contained herein: (a) other than the Covenant Violations, all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof as though made as of such date (unless they speak to a specific date or are based upon facts which have changed by transactions expressly contemplated or permitted by the Credit Agreement); and (b) other than the Covenant Violations, no Potential Default or Default exists.

Protection One Alarm Monitoring, Inc.
As of September 30, 1999
Page 2

By execution of this letter in the space provided below, Borrower ratifies and confirms that the Credit Agreement and all other Loan Documents, and all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing, are and remain in full force and effect in accordance with their respective terms.

The waiver hereby granted by Consenting Lenders does not (a) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document and shall not impair any right that any Credit Party may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, and (b) impair any Credit Party's rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents. The Loan Documents continue to bind and inure to Borrower and the Credit Parties and their respective successors and permitted assigns.

This letter, when countersigned by the Required Lenders, shall be a "Loan Document" as defined and referred to in the Credit Agreement and the other Loan Documents, and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

THIS LETTER, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Please execute a copy of this letter in the space provided below to acknowledge your agreement to the foregoing.

                  [Remainder of Page Intentionally Left Blank;
                          Signature Pages to Follow.]

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                                 Sincerely,

                                  BANK OF AMERICA,  N.A., (f/k/a Bank of America
                                 National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A.), as Administrative Agent and a Lender


                                 By:      /s/   David E. Sisler
                                          David E. Sisler
                                    Principal

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                           FIRST UNION NATIONAL BANK,
                                 as Syndication Agent and a Lender


                                 By:    /s/   Michael J. Kolosowsly
                                        Name:   Michael J. Kolosowsly
                                        Title:     Vice President

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                         TORONTO DOMINION (TEXAS) INC.,
                                 as Documentation Agent and a Lender


                                 By:    /s/   Debbie A. Greene
                                        Name:   Debbie A. Green
                                        Title:  Vice President

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                         TORONTO DOMINION (TEXAS) INC.,
                                 as Documentation Agent and a Lender


                                 By:   /s/    Michael Bandzierz
                                       Name:    Michael Banzierz
                                       Title:   Managing Director

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                                 MORGAN STANLEY SENIOR FUNDING, INC.,
                                 as a Lender


                                 By:     /s/   T. Morgan Edwards II
                                         Name:   T. Morgan Edwards II
                                         Title:     Vice President

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                              CHASE MANHATTAN BANK,
                                 as a Lender


                                 By:    /s/   Paul V. Farrell
                                        Name:   Paul V. Farrell
                                        Title:     Vice President

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                                 WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                 NEW YORK BRANCH,
                                 as a Lender


                                 By:    /s/   Duncan M. Robertson
                                        Name:   Duncan M. Robertson
                                        Title:     Vice President


                                 By:    /s/   Walter T. Duffy III
                                        Name:    Walter T. Duffy III
                                        Title:      Vice President

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                                 BANK ONE, NA (formerly known as THE FIRST
                                 NATIONAL BANK OF CHICAGO), as a Lender


                                 By:    /s/   Mary Lu D. Cramer
                                        Name:   Mary Lu D. Cramer
                                        Title:     Vice President

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                            UBS AG, STAMFORD BRANCH,
                                 as a Lender


                                 By:    /s/   Paul R. Morrison
                                        Name:   Paul R. Morrison
                                        Title:     Executive Director


                                 By:    /s/   Andrew N. Taylor
                                        Name:    Andrew N. Taylor
                                        Title:     Associate Director

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                                 MERITA BANK PLC,
                                 as a Lender


                                 By:    /s/   Charles I. Lansdown
                                        Name:   Charles I. Lansdown
                                        Title:     Senior Vice President

                                 By:    /s/    Joseph A. Ciccolini
                                        Name:   Joseph A. Ciccolini
                                        Title:     Assistant Vice President

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                         GUARANTY FEDERAL BANK, F.S.B.,
                                 as a Lender


                                 By:    /s/   Robert S. Hays
                                        Name:   Robert S. Hays
                                        Title:     Senior Vice President

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                                 VIA BANQUE,
                                 as a Lender


                                 By:
                                        Name:
                                        Title:

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




                                 MERCANTILE BANK NATIONAL ASSOCIATION,
                                 as a Lender


                                 By:    /s/   Gail F. Scannell
                                        Name:   Gail F. Scannell
                                        Title:     Vice President

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




      AGREED TO AND ACCEPTED AS OF THE DATE FIRST WRITTEN ABOVE.

                                 PROTECTION ONE ALARM MONITORING INC., a
                                 Delaware corporation, as Borrower


                                 By:    /s/   Anthony D. Somma
                                 Name:   Anthony D. Somma
                                 Title:     CFO, Secretary & Treasurer

                 SIGNATURE PAGE TO LETTER AGREEMENT BETWEEN
                    PROTECTION ONE ALARM MONITORING, INC.,
               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                    THE SYNDICATION AGENT DEFINED THEREIN,
                THE DOCUMENTATION AGENT DEFINED THEREIN, AND
                        THE LENDERS DEFINED THEREIN




To induce the Credit Parties to enter into this letter,  each of the undersigned
(a) consents and agrees to this letter's execution and delivery, (b) ratifies and confirms that all guaranties, assurances, and Liens, if any, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this letter and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as the Credit Parties may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.


                                    PROTECTION ONE, INC., a Delaware corporation


                                  By:    /s/   Anthony D. Somma
                                         Name:   Anthony D. Somma
                                         Title:     C.F.O.


                                  COMSEC/NARRAGANSETT SECURITY, INC., a
                              Delaware corporation


                                  By:    /s/   Anthony D. Somma
                                         Name:   Anthony D. Somma
                                         Title:     Treasurer


                                   NETWORK MULTI-FAMILY SECURITY CORPORATION, a
                              Delaware corporation


                                  By:    /s/   Anthony D. Somma
                                         Name:   Anthony D. Somma
                                         Title:     Asst. Secretary

                                  PROTECTION ONE INTERNATIONAL, INC., a
                              Delaware corporation


                                  By:    /s/   Anthony D. Somma
                                         Name:   Anthony D. Somma
                                         Title:     Secretary and Treasurer


                                  PROTECTION ONE INVESTMENTS, INC., a
                              Delaware corporation


                                  By:    /s/   Anthony D. Somma
                                         Name:   Anthony D. Somma
                                         Title:     Secretary and Treasurer